EXHIBIT 10.4
CONFIRMATION OF INCREASE IN LETTER OF CREDIT
March 13, 2019
Reference is made to the Letter of Credit Reimbursement Agreement, dated as of November 23, 2015 (as amended, restated, supplemented or otherwise modified, the “Agreement”), among Renaissance Reinsurance Ltd. (the “Borrower”), various Lenders party thereto, Bank of Montreal, as Documentation Agent, Citibank Europe plc, as Collateral Agent, and ING Bank N.V., London Branch, as Letter of Credit Agent.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.
1.    Pursuant to Section 2.1(a) of the Agreement, the Borrower has requested that the stated amount of the Letter of Credit described in clause (a)(i)(x) of Section 2.1 of the Agreement be increased by $75,000,000 to a stated amount of $255,000,000. Each of the Lenders hereby confirms that, effective on the Increase Effective Date it has agreed to increase the stated amount of the Letter of Credit in an amount equal to its Applicable Percentage of the $75,000,000 increase amount.
2.    Each Lender (a) represents and warrants that it has made its own credit analysis and decision to increase the stated amount of the Letter of Credit and without reliance on any Agent or any other Lender and (b) agrees that (i) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it with respect to the increase in the stated amount of the Letter of Credit.
4.    Increase Effective Date: March 13, 2019; provided that on or prior to such date, (i) a Letter of Credit Application for an amendment to the Letter of Credit to increase the stated amount of the Letter of Credit has been received by the Letter of Credit Agent, (ii) the Collateral Agent has confirmed that the Eligible Collateral in the Collateral Account has a Collateral Value not less than the Required Collateral Amount after giving effect to the increase in the stated amount of the Letter of Credit and (iii) the Letter of Credit Agent has received confirmation from Lloyd’s that the Managing Agent has submitted all necessary documents regarding its plan to provide Funds at Lloyd’s.
5.    The Borrower agrees that on the Increase Effective Date it will pay to each Lender an upfront fee in the amount of $18,750.

6.    The Borrower hereby represents that (i) on the date hereof, each representation and warranty set forth in Agreement and the other Credit Documents is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty was true and correct as of such date) and (ii) no Default, Event of Default or Full Collateralization Event exists or will exist before and after giving effect to the increase in the stated amount of the Letter of Credit. The Borrower hereby confirms that the Agreement, Security Agreement, the Control Agreement and each other Collateral Document remains in full force and effect after giving effect to the increase to the stated amount of the Letter of Credit set forth herein.

7. This Confirmation shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Confirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Confirmation.  Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.
8.    THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
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IN WITNESS WHEREOF, the undersigned have executed this Confirmation as of the date first above written.
RENAISSANCE REINSURANCE LTD.

By: /s/ Aditya K. Dutt
Name: Aditya K. Dutt
Title: SVP, Treasurer

BANK OF MONTREAL, as Documentation Agent

By: /s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Director

BANK OF MONTREAL, LONDON BRANCH, as a Lender

By: /s/ Tom Woolgar
Name: Tom Wollgar
Title: Managing Director, Corporate Banking

By: /s/ Scott Matthews
Name: Scott Matthews
Title: MD

CITIBANK EUROPE PLC., as Collateral Agent

By: /s/ Niall Tuckey
Name: Niall Tuckey
Title:

CITIBANK EUROPE PLC., as a Lender

By: /s/ Niall Tuckey
Name: Niall Tuckey
Title:

ING BANK N.V., LONDON BRANCH., as Letter of Credit Agent

By: /s/Olive Yu
Name: Olive Yu
Title: Director

By: /s/ Alan Prosser
Name: Alan Prosser
Title: Vie President

ING BANK N.V., LONDON BRANCH., as a Lender

By: /s/Olive Yu
Name: Olive Yu
Title: Director

By: /s/ Alan Prosser
Name: Alan Prosser
Title: Vie President